                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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         180 East Fifth Street
          St. Paul, Minnesota                            55101
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 (Address of principal executive offices)              (Zip Code)
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                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                     (Issuer with respect to the Securities)
                              K&F INDUSTRIES, INC.

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          DELAWARE                                     34-161845
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 (State or other jurisdiction
of incorporation or organization)         (I.R.S. Employer Identification No.)
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600 THIRD AVENUE                                         10016
NEW YORK, NEW YORK
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  (Address of Principal Executive Offices)            (Zip Code)
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             $250,000,000 9 5/8% SENIOR SUBORDINATED NOTES DUE 2010
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

         b)       Whether it is authorized to exercise corporate trust powers.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.       A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.       A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

 * Incorporated by reference to Registration Number 333-67188.

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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of HARTFORD, state of CONNECTICUT on the 17TH day of JANUARY, 2003.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Sheree Mailhot
                                                ---------------------
                                                    Name: Sheree Mailhot
                                                    Title: Vice President

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
                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  JANUARY 17, 2003

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Sheree Mailhot
                                                ------------------
                                                    Name: Sheree Mailhot
                                                    Title:Vice President

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
                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2002

                                    ($000's)

                                                             9/30/2002
                                                            ------------
ASSETS
   Cash and Due From Depository Institutions                $  8,809,794
   Federal Reserve Stock                                               0
   Securities                                                 28,156,313
   Federal Funds                                                 975,986
   Loans & Lease Financing Receivables                       111,491,144
   Fixed Assets                                                1,357,049
   Intangible Assets                                           8,242,263
   Other Assets                                                7,510,862
                                                            ------------
         TOTAL ASSETS                                       $166,543,411

LIABILITIES
   Deposits                                                 $112,901,360
   Fed Funds                                                   2,319,887
   Treasury Demand Notes                                               0
   Trading Liabilities                                           285,504
   Other Borrowed Money                                       20,829,386
   Acceptances                                                   137,242
   Subordinated Notes and Debentures                           5,696,195
   Other Liabilities                                           5,198,418
                                                            ------------
   TOTAL LIABILITIES                                        $147,367,992

EQUITY
   Minority Interest in Subsidiaries                        $    990,010
   Common and Preferred Stock                                     18,200
   Surplus                                                    11,312,077
   Undivided Profits                                           6,855,132
                                                            ------------
         TOTAL EQUITY CAPITAL                               $ 19,175,419

TOTAL LIABILITIES AND EQUITY CAPITAL                        $166,543,411

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/
    -----------------------------
      Title

Date:

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